Exhibit 1.1





                             MURPHY OIL CORPORATION

                                  $250,000,000

                               [ ]% Notes due 2029

                             Underwriting Agreement




                                                        New York, New York
                                                        [       ], 1999



Murphy Oil Corporation
200 Peach Street, P.O. Box 7000
El Dorado, Arkansas 71731-7000


Ladies and Gentlemen:


          We (the "Manager") are acting on behalf of the underwriters (including ourselves) identified on the table below (such underwriters being herein called the "Underwriters"), and we understand that Murphy Oil Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $250,000,000 aggregate principal amount of [ ]% Notes due 2029 (the "Debt Securities"). The Debt Securities are also referred to herein as the "Offered Securities." The Debt Securities will be issued pursuant to the provisions of an Indenture dated as of
[       ], 1999, as amended by a Supplemental Indenture dated as of [       ],
1999 (as amended, the "Indenture") between the Company and SunTrust Bank, Nashville, N.A., as trustee (the "Trustee").

          Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each of the Underwriters agrees to purchase from the Company, severally and not jointly, the principal amount of Debt Securities set forth below opposite its name at a purchase price of [ ]% of the principal amount of such Debt Securities, plus
accrued interest, if any, from [       ], 1999, to the Closing Date (as
hereinafter defined):

                                                       Principal Amount of
     Name                                                Debt Securities
     ----                                              -------------------

Salomon Smith Barney Inc.                                   $
Chase Securities Inc.
Goldman, Sachs & Co.
Nationsbanc Montgomery Securities LLC
Warburg Dillon Read LLC

                                          Total . . . . . . $250,000,000
                                                            ============


          The Underwriters will pay for the Offered Securities upon delivery thereof at 825 Eighth Avenue, New York, New York 10019 at 9:00 a.m. (New York
City time) on [       ], 1999, or at such other time as shall be designated by
the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

          The Offered Securities shall have the terms set forth in the Basic
Prospectus dated [       ], 1999, and the Prospectus Supplement dated [       ],
1999, including the following:


Terms of Debt Securities

         Maturity Date:

         Interest Rate:

         Redemption Provisions:

                              The Offered Securities will be redeemable at the
                  Company's option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:




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                  o    100% of the principal amount of the Offered
                       Securities to be redeemed

                  o the sum of the present values of the Remaining Scheduled Payments (as defined in the Indenture)
                       on the Offered Securities being redeemed,
                       discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as
                       defined in the Indenture) plus [      ] basis points.

                              In each case, the Company will pay accrued
                  interest to the date of redemption.

         Interest Payment Dates:

                  [             ] and [             ] commencing
                  [             ], 1999 (Interest accrues from
                  [             ], 1999)



          All provisions contained in the document entitled Murphy Oil Corporation Underwriting Agreement Standard Provisions (Debt Securities) dated
[       ], 1999, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (2) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (b) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement, and (c) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters by having an authorized officer sign a copy of this Agreement in the space set forth below.



                                    Very truly yours,


                                    Salomon Smith Barney Inc.,

                                    Acting severally on behalf of itself and the several Underwriters named herein:



                                    by:

                                         Salomon Smith Barney Inc.,


                                         by
                                            -----------------------------
                                            Name:
                                            Title:


Accepted:

Murphy Oil Corporation,

         by
            --------------------
            Name:
            Title:

                             MURPHY OIL CORPORATION

                             UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS
                                (DEBT SECURITIES)




                                                                 [       ], 1999




          From time to time, Murphy Oil Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus, relating to the Debt Securities and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement and, in the event any post-effective amendment thereto or any registration statement (and any amendments thereto) filed pursuant to Rule 462(b) under the Securities Act relating to the offering (a "Rule 462(b) Registration Statement") becomes effective prior to the Closing Date, also means such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. The term "Basic Prospectus" means the prospectus in the form first filed with the Commission. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms

"Registration Statement", "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          1. Representations and Warranties. The Company represents and warrants to each of the Underwriters that:

                  (a) (i) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission; (ii) the Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act; and (iii) the Company will next file with the Commission either (1) the Prospectus Supplement relating to the Offered Securities in accordance with Rules 430A and 424(b) or (2) the Prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such Registration Statement all information (other than Rule 430A Information (as defined below)) required by the Securities Act and the rules thereunder to be included in such Registration Statement and the Prospectus. As filed, such Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Manager prior to the time this Agreement is executed (the "Execution Time"), or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any preliminary prospectus) as the Company has advised the Manager, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x). "Rule 430A Information" shall mean information with respect to the Offered Securities and the offering thereof permitted to be omitted from the Registration Statement pursuant to Rule 430A.

                  (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) On or prior to the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act. The Indenture conforms to the description thereof in the Registration Statement and the Prospectus, has been duly authorized, and, when executed and delivered by the Company, will be a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (g) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be entitled to the benefits of the Indenture, will conform to the description thereof in the Prospectus, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (h) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (i) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (j) The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants as required by the Securities Act and the regulations thereunder.

                  (k) The consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Prospectus present fairly the financial position of the Company and its subsidiaries as at the dates indicated and the results of their operations for the periods specified; except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the period or periods involved.

                  (l) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business.

                  (m) The Company is not in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which default would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Securities Act, the Trust Indenture Act or state securities or Blue Sky laws.

                  (n) The Company owns or possesses or has obtained all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate its properties and to carry on its business as presently conducted.

          Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters in connection with an offering of Offered Securities shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  2. Public Offering. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Prospectus.

                  3. Purchase and Delivery. Payment for the Offered Securities shall be made by wire transfer payable in same-day funds to an account specified by the Company at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Offered Securities, registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Offered Securities to the Underwriters duly paid. Delivery of the Offered Securities shall be made through the facilities of The Depository Trust Company unless the Manager shall otherwise instruct.

                  4. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

                              (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                              (ii) there shall not have occurred any change, or
                  any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  (b) The Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (c) The Manager shall have received on the Closing Date an opinion of the General Counsel of the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters and the Underwriters' counsel, to the effect set forth in Exhibit A.

                  (d) The Manager shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters and the Underwriters' counsel, to the effect set forth in Exhibit B.

                  (e) The Manager shall have received on the Closing Date an opinion and statement of Cravath, Swaine & Moore, counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibits C and D.

                  (f) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                  (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (h) The Company shall have furnished or caused to be furnished to the Manager such further certificates and documents as the Manager shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Manager and its counsel.

          Any certificate or document signed by any officer of the Company and delivered to the Manager, as representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

                  5. Covenants of the Company. In further consideration of the agreements of the Underwriters contained herein, the Company covenants as follows:

                  (a) To furnish the Manager, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, or before filing any Rule 462(b) Registration Statement, to furnish to the Manager a copy of each such proposed amendment, supplement or Rule 462(b) Registration Statement and not to file any such proposed amendment, supplement or Rule 462(b) Registration Statement to which the Manager reasonably objects within a reasonable period after receipt of such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Manager of such timely filing.

                  (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, and, subject to Section 5(b), file with the Commission and furnish for use, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealer upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law. In the event that the Company and the Manager agree that the Prospectus should be amended or supplemented, the Company, if reasonably requested by the Manager, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (d) To endeavor and cooperate with the Manager and with counsel for the Underwriters in connection with registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such registration or qualification.

                  (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of
         Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (f) The Company will not, without the prior written consent of the Manager, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of
         Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Offered Securities) or publicly announce an intention to effect any such transaction until the Closing Date.

                  (g) The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each preliminary prospectus, each Basic Prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Indenture and the Statement of Eligibility and Qualification of the Trustee; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each preliminary prospectus, each Basic Prospectus, the Prospectus, the incorporated documents, and all amendments or supplements to any of them, as may reasonably be requested for use in connection with the offering and sale of the Offered Securities; (iii) the preparation, printing (or reproduction), execution and delivery of the Indenture and the preparation, printing, authentication, issuance and delivery of the Offered Securities, including any stamp taxes in connection with the original issuance of the Offered Securities; (iv) the printing

         (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Offered Securities; (v) the registration of the Offered Securities under the Exchange Act; (vi) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in
         Section 5(d) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparations, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filing required to be made with the National Association of Securities Dealers, Inc.;
         (viii) the fees and expenses of the Trustee; (ix) the fees and expenses associated with obtaining ratings for the Offered Securities from nationally recognized statistical rating organizations; (x) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Offered Securities; and (xi) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

                  (h) The Company will apply the net proceeds from the sale of the Offered Securities substantially in accordance with the description set forth in the Prospectus.

                  (i) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and will promptly supply copies of those documents to the Manager.

                  (j) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission; (ii) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Rule 462(b) Registration Statement, preliminary prospectus, Basic Prospectus or the Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Offered Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) within the period of time that any Prospectus is required to be delivered under the Securities Act in connection with sales of the Offered Securities by any Underwriter or dealer, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Securities Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  6. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (i) from and against any and all losses, claims, damages and liabilities arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein; (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission if such settlement is effected with the written consent of the Company; and (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Manager), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information furnished by the Manager as aforesaid), to the extent that any such expense is not paid under (i) or (ii) above.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company by such Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the headings "Underwriting" and "Plan of Distribution", (i) the list of Underwriters and their respective participation in the sale of the Offered Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.

                  (c) The Company agrees to indemnify and hold harmless each Underwriter against any documentary stamp or similar issue tax and any related interest or penalties on the original issuance and sale of the Offered Securities to the Underwriters which are due in the United States, any state or municipality or any other jurisdiction.

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has failed to retain counsel as set forth herein. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the first or third preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the second preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (B) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (e) If the indemnification provided for in the first or second paragraph in this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the

Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Offered Securities they have agreed to purchase hereunder, and not joint.

                  (f) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (g) The indemnity and contribution provisions contained in this Section 6 and the representations and warranties of the Company contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and
(iii) acceptance of and payment for any of the Offered Securities. Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                  7. Termination. This Agreement shall be subject to termination, by notice given by the Manager to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the sole judgment of the Manager, impracticable or inadvisable to commence or continue to market the Offered Securities on the terms and in the manner contemplated in the Prospectus or to enforce contracts for the resale of the Offered Securities by the Underwriters.

                  8. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the nondefaulting Underwriters shall be obligated severally in the proportions that the amount of Offered Securities set forth opposite their respective names above bears to the aggregate amount of Offered Securities set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such amount of Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date but in no event for longer then seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed herein who, with your approval and the approval of the Company, purchases Offered Securities which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities.

                  9. Miscellaneous. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                                                      EXHIBIT A




                           Opinion of General Counsel
                                 of the Company


                  The opinion of General Counsel of the Company, to be delivered pursuant to Section 4(c) of the Underwriting Agreement shall be to the effect that:

                  (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented.

                  (2) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                  (3) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction.

                  (4) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Registration Statement and Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (5) To the best of such counsel's knowledge, without independent inquiry, the Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the business of the Company and its subsidiaries, taken as a whole; and any material real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially affect the business of the Company and its subsidiaries, taken as a whole.

                  (6) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which such counsel has reasonable cause to believe could individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (7) This Agreement has been duly authorized, executed and delivered by the Company.

                  (8) The Offered Securities are in due and proper form, as contemplated by the Indenture, have been duly authorized, executed, authenticated, issued and delivered and constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; and the Offered Securities and the Indenture conform to the descriptions thereof in the Prospectus, as amended or supplemented;

                  (9) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and binding instrument, enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (10) The issue and sale of the Offered Securities, the compliance by the Company with all of the provisions of the Offered Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

                  (11) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Offered Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters in the manner contemplated by this Agreement.

                  (12) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

                  (13) The statements in the Registration Statement and Prospectus, under the headings "Description of Debt Securities," "Plan of Distribution," "Description of the Notes" and "Underwriting" insofar as they are descriptions or summaries of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown.

                  (14) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Closing Date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                  In rendering such opinion, such counsel may rely, without independent investigation, upon an opinion or opinions as to laws of any jurisdiction other than the United States or the State of Delaware; provided that (a) each such local counsel is acceptable to the Representatives, (b) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is in form and substance satisfactory to the Representatives and their counsel, and (c) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. With respect to subparagraph (14) above, such counsel may state that his opinion and belief are based upon his participation and the participation of his staff in the preparation of the Registration Statement and Prospectus and review and discussion of the information furnished therein.

                                                                       EXHIBIT B




                        Opinion of Davis Polk & Wardwell,
                             Counsel for the Company


                  The opinion of Davis Polk & Wardwell, special counsel for the Company, to be delivered pursuant to Section 4(d) of the Underwriting Agreement shall be to the effect that:

                  (1) This Agreement has been duly authorized, executed and delivered by the Company.

                  (2) The Offered Securities are in due and proper form, as contemplated by the Indenture, have been duly authorized, executed, authenticated, issued and delivered and constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; and the Offered Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented.

                  (3) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and binding instrument, enforceable in accordance with its terms, except, as (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (4) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or the State of New York is required for the issue and sale of the Offered Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture except such as have been obtained under the Securities Act and the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters in the manner contemplated by this Agreement.

                  (5) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial information therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                  (6) The Registration Statement and the Prospectus as amended or supplemented and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical information therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed.

              In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States, the State of New York and the General Corporation Law of the State of Delaware. With respect to subparagraph (vi) above, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus as amended or supplemented and review and discussion of the information furnished therein, but without independent check or verification thereof, except as specified.

                                                                       EXHIBIT C



                       Opinion of Cravath, Swaine & Moore,
                          Counsel for the Underwriters




              The opinion of Cravath, Swaine & Moore, counsel for the Underwriters, to be delivered pursuant to Section 4(e) of the Underwriting Agreement shall be to the effect that:

              (1) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

              (2) The Indenture has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

              (3) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

              (4) The Registration Statement became effective under the Securities Act, and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are pending or contemplated under the Securities Act.

                                                                       EXHIBIT D







                      Statement of Cravath, Swaine & Moore,
                          Counsel for the Underwriters


              We have participated in conferences with certain officers of, and with the accountants and counsel for, the Company concerning the preparation of the Prospectus Supplement dated April [ ], 1999 (together with the Basic Prospectus (as defined herein), the "Prospectus"), relating to the Offered Securities, filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act of 1933 (the "Securities Act"). The Prospectus was filed as part of the Registration Statement on Form S-3 (Registration No. 033-55161) filed with the Commission on September 30, 1994 for registration under the Securities Act of $250,000,000 aggregate amount of various securities of the Company, to be issued from time to time by the Company (the "Registration Statement"), which Registration Statement includes a prospectus dated April [ ], 1999 (together with the documents incorporated therein by reference, the "Basic Prospectus"). The documents incorporated by reference in the Final Memorandum were prepared and filed by the Company without our participation.

              Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement and Prospectus, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except insofar as such statements relate to us. Subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that: (i) the Registration Statement, at the time the Registration Statement became effective, or the Prospectus, as of the date hereof (in each case except the financial statements and other information of a statistical, accounting or financial nature included therein, as to which we do not express any view), was not appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, or (ii) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, or that the Prospectus, at the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, as to which we do not express any view).